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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - February 5, 2004

                            Sotheby's Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


           Michigan                       1-9750               38-2478409
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(State or other jurisdiction of      (Commission File        (IRS Employer
 incorporation or organization)           Number)          Identification No.)



38500 Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                                     48304
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (248) 646-2400
                                                     -------------------




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ITEM 5. Other Events

On February 5, 2004, Sotheby's Holdings, Inc. (the "Company") announced that it had received a commitment to refinance its existing senior secured credit agreement. The press release discussing the commitment to refinance the Company's existing senior secured credit agreement is furnished as
Exhibit 99.1 to this Form 8-K.


ITEM 7. Financial Statements and Exhibits

(c) Exhibits

    99.1  Press release, dated February 5, 2004




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOTHEBY'S HOLDINGS, INC.


                                            By:     /s/ Michael L. Gillis
                                                    ----------------------
                                                    Michael L. Gillis
                                                    Senior Vice President,
                                                    Controller and Chief
                                                    Accounting Officer


                                            Date:   February 5, 2004
                                                    ----------------------